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                                                                   EXHIBIT 10.13


                                 PROMISSORY NOTE

$150,000                                                   Boston, Massachusetts
                                                           August 26, 1997

       FOR VALUE RECEIVED, James R. Bertelli, an individual residing at 51 Green Heron Lane, Nashua, New Hampshire (the "maker"), hereby promises to pay to Mercury Computer Systems, Inc., a Massachusetts corporation (the "Corporation"),, or order, the principal amount of One Hundred Fifty Thousand Dollars ($150,000) in one (1) installment equal to the then outstanding principal balance of this Note, plus all accrued but unpaid interest thereon and all charges in connection therewith, on March 26, 1997; PROVIDED, HOWEVER, that the full outstanding balance of this Note, plus all accrued but unpaid interest thereon and all charges in connection therewith, shall become immediately due and payable upon written notice from the Corporation, issued pursuant to a vote of the Board of Directors of the Corporation, that the managing or co-managing underwriter, engaged by the Corporation in connection with an initial public offering of the Corporation's common stock has recommended that the outstanding balance of this Note be repaid prior to such initial public offering. Interest on the unpaid principal amount hereof (computed on the basis of the actual number of days elapsed over a 360-day year) shall accrue at a rate equal to two percent (2%) per annum above the rate printed in the Wall Street Journal as the Prime Rate offered, based on corporate loans posted by at least 75% of the thirty largest banks in the United States, as of the date hereof, equal to eight percent (8%) per annum as of the date hereof (the "Prime Rate"); PROVIDED, HOWEVER, that in no event shall the amount contracted for and agreed to be paid by the maker as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto, Interest on this Note shall be payable at maturity (whether by acceleration or otherwise).

       Any payments received by the holder on account of this Note prior to demand or acceleration shall be applied first to any costs,, expenses, or charges then owed the holder by the maker, second, to accrued and unpaid interest, and third, to the unpaid principal balance hereof, Any payments so received after demand or acceleration shall be applied in such manner as the holder may determine.

       The occurrence of any one or more of the following events shall constitute an Event of default (each an "Event of Default") hereunder:

       (a) The maker shall fail to make any payment of principal or interest in respect of this Note or to pay any other fee due hereunder after the same becomes due and payable whether at maturity or at a date fixed for the payment of any installment or prepayment hereof or by acceleration or otherwise; or

       (b) The maker shall fail to perform or observe any covenant, agreement, term or provision contained in a certain Pledge Agreement of even date herewith from the maker to the Corporation (the "Pledge Agreement") with respect to the pledge of certain shares of the Corporation's stock owned by maker as security for this Note; or




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       (c)    Any representation or warranty made by the maker shall prove to have been false, incorrect, incomplete or misleading in any material respect when made; or

       (d) The maker shall discontinue his business or shall make an assignment for the benefit of creditors, or shall fail generally to pay debts as such debts become due, or shall have a meeting of creditors called, or shall enter into or propose a composition or extension agreement with creditors, or shall apply for or consent to the appointment of or taking possession by a committee of creditors, a trustee, receiver or liquidator (or other similar official) of maker or any substantial part of the property of maker or shall commence a case or have an order for relief entered against him under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

       (e) If, within sixty (60) days after the commencement against the maker of a case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, such case shall have been consented to or shall not have been dismissed, or if within sixty (60) days after the entry of a decree appointing a trustee, receiver or liquidator (or other similar official) of the maker or any substantial part of the property of the maker, such appointment shall not have been vacated.

       In addition, at the holder's option and without demand, notice or protest, the occurrence of any such Event of Default shall also constitute a default under all other agreements between the Corporation and the maker and under all other instruments and papers given the holder by the maker,

       The entire indebtedness evidenced hereby may be prepaid in full or in part at any time without premium or penalty; provided that any partial prepayment shall be applied first to all collection costs and fees owing by the maker to the holder, next to accrued but unpaid interest hereunder and the balance, if any, to principal.

       The maker hereof hereby waives presentment for payment, protest and demand, suretyship defenses and all other defenses in the nature thereof, notice of protest, demand and of dishonor and non-payment of this Note and the maker's liability hereunder shall remain unimpaired, notwithstanding any extension of the time of payment, changes in terms and conditions and all other indulgences granted by the holder hereof, or the release, surrender, substitution or exchange of all or any part of such security or the release from liability of any party which may assume the obligation to make payment of the indebtedness evidenced hereby or the performance of the obligations of the maker hereof.

       The maker, for himself, his heirs, legal representatives, successors and assigns respectively, agrees to pay all costs and expenses of the holder, including, without limitation, reasonable attorneys' fees and expenses (which shall include all costs for administrative, paralegal and other support staff) incurred in connection with collection and enforcement of the





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obligations of maker evidenced hereby and the rights of the holder under this or under any other instrument now or hereafter executed in connection herewith, whether or not suit is commenced.

       The holder shall not, by any act, delay, omission or otherwise be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder, and then only to the extent expressly set forth therein. A waiver on any such occasion shall not be construed as a bar to or waiver of any such right or remedy on any future occasion.

       If any provision(s) hereof or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, at the Corporation's option, the remainder hereof, or the application of such provision(s) to persons or circumstances other than those as to which such provision(s) is (was) held invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and in force to the fullest extent permitted by law.

       This Note, and the obligations evidenced hereby, may be assigned by the Corporation at any time, and the provisions of this Note shall be binding upon the maker and his heirs, executors, administrators, legal representatives, successors and assigns, and shall inure to the benefit of the holder and its successors and assigns.


       This Note is being executed and delivered in Boston, Massachusetts, and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, to the maximum extent the parties may so lawfully agree. Notwithstanding any provision herein or any instrument now or hereafter securing this Note, the total liability for payments in the nature of interest shall not exceed the limits imposed by the usury laws of said Commonwealth.


Witness:

/s/                                        /s/ James R. Bertelli
-----------------------------              ------------------------------------
                                           James R. Bertelli




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                               FIRST AMENDMENT TO

                                 PROMISSORY NOTE


       AGREEMENT made effective as of August 26, 1997, by and between James R. Bertelli, an individual residing at 51 Green Heron Lane, Nashua, New Hampshire (the "Maker") and Mercury Computer Systems, Inc., a Massachusetts corporation (the "Corporation").

       WHEREAS, the Maker executed a promissory note in the principal amount of One Hundred Fifty Thousand Dollars ($150,000) dated August 26, 1994 (the "Note");

       WHEREAS, the Board of Directors the Corporation approved an extension of the due date of such Note;

       NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises contained herein, and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned hereby agree as follows:

       1. The date on which such Note shall become due is hereby extended from August 26, 1997 to the earlier of (i) December 31, 1999 or (ii) 181 days following the Corporation's initial public offering of Common Stock.

       2. All other terms of such Note, other than the term referenced above, shall remain in full force and effect.



       IN WITNESS WHEREOF, the parties below have executed this Agreement under seal on the day and year first above written.



/s/                                    /s/ James R Bertelli
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Witness                               Name: James R Bertelli, individually




                                      MERCURY COMPUTER SYSTEMS, INC.


/s/                                   By:  /s/
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Witness                                  Name:
                                         Title: